THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.

WARRANT TO PURCHASE
COMMON STOCK
OF
MORGAN GROUP HOLDING CO.

Number of Shares: Two Hundred Thousand (200,000) shares of common stock

Effective as of December 21, 2012

Void after December 21, 2017

     In exchange for two thousand dollars ($2,000.00), this Warrant To Purchase Common Stock (the “Warrant”) is issued to Robert E. Dolan (“Holder”) by Morgan Group Holding Co., a Delaware corporation (the “Company”), on December 21, 2012 (the “Warrant Issue Date”).

          1. Purchase Shares. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to two hundred thousand (200,000) fully paid and nonassessable shares of Common Stock, par value $0.001 per Share (as defined below), of the Company, as constituted on the Warrant Issue Date (the “Common Stock”). The number of shares of Common Stock issuable pursuant to this Section 1 (the “Shares”) shall be subject to adjustment pursuant to Section 7 hereof. The Shares, when issued, shall have the powers, designations, preferences and relative, participating, optional or other rights of the Common Stock, and the limitations and restrictions thereof, as set forth in the Certificate of Incorporation filed by the Company with the Secretary of State of the State of Delaware on November 13, 2001.

          2. Exercise Price. The purchase price for the Shares shall be one dollar ($1.00) per Share, as adjusted from time to time pursuant to Section 7 hereof (the “Exercise Price”).

          3. Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m. eastern time on December 21, 2017; provided, however, that in the event of (a) the closing of the Company’s sale or transfer of all or substantially all of its assets, or (b) the closing of the acquisition of the Company by another entity by means of merger, consolidation or other transaction or series of related transactions, resulting in the exchange of the outstanding shares of the Company’s capital stock such that the stockholders of the Company prior to such transaction own, directly or indirectly, less than 50% of the voting power of the surviving entity, this Warrant shall, on the date of such event, no longer be exercisable and become null and void. In the event of a proposed transaction of the kind described above, the Company shall notify the holder of the Warrant at least fifteen (15) days prior to the consummation of such event or transaction and shall provide the Holder with a description of the proposed terms and conditions of such transaction, including the amount and form of consideration to be received for each share of the Company’s capital stock.

          4. Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

               (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Election attached hereto, to the Secretary of the Company at its principal offices; and

               (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

          If this Warrant shall have been exercised only in part, the Company shall, at the time of the delivery of the certificate or certificates representing the Shares so purchased, execute and deliver to the Holder a replacement warrant evidencing the rights of the Holder to purchase the unpurchased Shares underlying this Warrant, which new warrant shall in all other respects to be identical with this Warrant.

          5. Issuance of Shares. The Company represents that the Shares have been duly reserved for issuance by the Company and the Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

          6. Piggyback Registration Rights. In the event the Company proposes to register any of its securities (excluding any registration relating solely to employee benefit plans or relating solely to the sale of debt or convertible debt instruments) and the registration form to be filed may be used for the registration or qualification for distribution of the Shares, the Company will give prompt written notice to Holder of its intention to effect such a registration and will include in such registration all Shares with respect to which the Company has received written requests from Holder for inclusion therein within fifteen (15) days after the date of the Company’s notice (a “Piggyback Registration”). The Company may, in its discretion, delay, terminate or withdraw any registration under this Section 6 prior to the effectiveness of such registration whether or not the Holder has elected to include the Shares in such registration, and except for the obligation to pay the expenses of such registration, the Company will have no liability to Holder in connection with such delay, termination or withdrawal. The Company shall only be obligated to effect one (1) Piggyback Registration pursuant to this Section 6; provided, however, if the Company terminates any registration under this Section 6 prior to the effectiveness of such registration, such registration shall not count for purposes of the foregoing limitation.

          7. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

               (a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per Share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

               (b) Reclassification, Reorganization and Consolidation. Subject to Section 3 above, in case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 7(a) above), then as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per Share payable hereunder, provided the aggregate purchase price shall remain the same.

               (c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

          8. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon any exercise of this Warrant.

          9. No Stockholder Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 9 shall limit the right of the Holder to be provided the notices required under this Warrant.

          10. Transfers of Warrant. This Warrant and all rights hereunder shall be freely transferable subject in all cases to compliance with applicable federal and state securities laws. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the holders one or more appropriate new warrants.

          11. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company will, on such reasonable terms as to indemnify it or otherwise as it may in its reasonable discretion impose, issue a new warrant to the Holder with terms and conditions identical with this Warrant.

          12. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

          13. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder. Any waiver or amendment effected in accordance with this Section shall be binding upon each holder of any Shares purchased under this Warrant at the time outstanding (including securities into which such Shares have been converted), each future holder of all such Shares, and the Company.

          14. Notices. All notices required under this Warrant shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

          15. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

          16. Governing Law. This Warrant shall be governed by the laws of the State of New York, without regard to conflict of law provisions.

[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned have executed this Warrant on the date first above written.

MORGAN GROUP HOLDING CO.

By: /S/Jonathan P. Evans
Name: Jonathan P. Evans
Title: CEO

NOTICE OF EXERCISE

WARRANT TO PURCHASE COMMON STOCK

To: MORGAN GROUP HOLDING CO.

The undersigned hereby elects to purchase ________________ (_________) Shares of the Company, pursuant to the exercise provisions of Section 4 of the attached Warrant and payment of the Exercise Price per Share required under such Warrant accompanies this notice;

The undersigned hereby represents and warrants that the undersigned is acquiring such Shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

HOLDER:

Address:

Date:

Name in which shares should be registered:

_____________________________________

ASSIGNMENT
OF
WARRANT TO PURCHASE COMMON STOCK

For value received __________________ hereby sells, assigns and transfers unto ____________________ the within Warrant, and does hereby irrevocably constitute and appoint its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:

In the Presence of: